EXHIBIT 99.1

NGP Capital Resources Company Announces 3rd Quarter 2007 Financial Results and Portfolio Activity

HOUSTON, Nov. 9, 2007 (PRIME NEWSWIRE) -- NGP Capital Resources Company (Nasdaq:NGPC) today announced financial results for the quarter ending September 30, 2007.

Highlights for the quarter ending September 30, 2007:

 Stockholders' Equity:  $253.7 million
 Net Asset Value per share:  $14.52

 Operating Results:
 Net increase in stockholders' equity (net assets) from operations:
  $4.2 million
 Net investment income:  $5.3 million
 Net realized capital loss on portfolio securities and corporate notes:  $0.4 million
 Net increase in unrealized depreciation on portfolio securities:
  $0.7 million
 Dividends per share:  $0.35

 Portfolio Investment Activity:
 Portfolio companies added:  1
 Investments in portfolio securities added during the quarter:
  $41.6 million
 Redemption of portfolio securities during the quarter:
  $0.9 million
 Number of portfolio companies at September 30, 2007:  16

Portfolio and Investment Activity

During the three months ended September 30, 2007, NGPC added one company to our portfolio. On August 1, 2007, NGPC purchased $5 million of the $85 million Second Lien Term Loan (the "Second Lien TL") for Excel Mining Systems LLC ("Excel"), a private company headquartered in Bowerston, Ohio. The Second Lien TL earns interest at LIBOR plus 725 basis points and is secured by second liens on substantially all of Excel's assets. Proceeds from the Second Lien TL were used primarily to refinance existing indebtedness and pay a dividend.

Following this transaction, as of September 30, 2007, NGPC's investment portfolio consisted of 16 portfolio companies invested as follows: 36.5% in senior secured term loans, 9.2% in senior subordinated secured notes, 0.8% in participating convertible preferred stock, 2.2% in corporate notes, 6.6% in member and partnership units and 12.0% in net profits interests. The balance of NGPC's investment portfolio (as a percentage of the whole portfolio) was comprised 31.0% in U.S. Treasury Bills, and 1.7% in cash and cash equivalents. At September 30, 2007, the weighted average yield on targeted portfolio investments, exclusive of capital gains, was 12.2%. The weighted average yield of our corporate notes was 5.8%. The weighted average yield of our U.S. Treasury Bills and cash equivalents was 3.9%. The weighted average yield on our total capital invested at September 30, 2007 was 9.3%. Yields are computed using interest rates as of the balance sheet date and include amortization of loan discount points, original issue discount and market premium or discount, weighted by their respective costs when averaged.

Operating Results - Quarter ended September 30, 2007

Investment income for the quarter ended September 30, 2007 was $9.1 million with $7.7 million attributable to targeted investments in thirteen portfolio companies, $0.2 million attributable to corporate notes and $1.2 million attributable to investments in cash equivalents. Operating expenses were $3.8 million including $1.1 million of investment management and incentive fees, $1.0 million of general and administrative expenses and $1.7 million of credit facility interest and fees. The resulting net investment income was $5.3 million. NGPC's portfolio experienced a net unrealized depreciation of $0.7 million primarily attributable to changes in the fair value of our targeted investments. Overall, NGPC had a net increase in stockholders' equity (net assets) resulting from operations of $4.2 million, or $0.24 per share. After giving effect to the $0.35 per common share dividend declared during the quarter, stockholders' equity (net assets) per share as of September 30, 2007 was $14.52.

Subsequent Events

On October 18, 2007, NGPC entered into a Second Amendment to Treasury Secured Revolving Credit Agreement (the "Second Amendment"), among the Company, the lenders party thereto and SunTrust Bank, as administrative agent for the lenders. Pursuant to the Second Amendment, NGPC has the ability to increase the credit available under the Treasury Credit Agreement to an amount not to exceed $175 million by obtaining additional commitments from existing lenders or new lenders. The Second Amendment was made effective as of September 28, 2007. NGPC has borrowed $126.25 million as of November 9, 2007 under the Treasury Secured Revolving Credit Agreement. Our manager, NGP Investment Advisor, LP, has agreed to waive permanently, subsequent to September 30, 2007, that portion of the management fee attributable to U.S. Treasury securities acquired with borrowings under NGPC's credit facilities to the extent the amount of such securities exceeds $100 million.

Also on October 18, 2007, commitments on NGPC's Amended and Restated Revolving Credit Agreement increased from $80 million to $100 million. NGPC has borrowed $34.75 million as of November 9, 2007 under the Amended and Restated Revolving Credit Agreement.

On October 26, 2007, Excel Mining Systems LLC ("Excel") redeemed in its entirety NGPC's $5 million investment in the Second Lien Term Loan. The redemption included a prepayment premium and acceleration of OID totaling $149,000, which will be recognized in the fourth quarter of 2007.

On November 1, 2007, NGPC's Board of Directors, including all of the independent directors, approved an extension of the investment advisory agreement and the administration agreement through November 9, 2008.

Conference Call at 11:00 a.m. Eastern Time on November 12, 2007

NGPC invites all interested persons to participate in its conference call on November 12, 2007 at 11:00 am Eastern Time. The dial-in number for the call is (877) 681-3373. International callers should dial (719) 325-4873. The pass code for the conference call is 3429166. NGPC will maintain an audio replay of the call from 2:00 pm Eastern Time on November 12, 2007 through midnight November 19, 2007. The replay dial-in number is (888) 203-1112. International callers should dial (719) 457-0820. The replay pass code is 3429166. The call will also be accessible via the internet, on our Investor Relations page at www.ngpcrc.com for 30 days.

                   NGP CAPITAL RESOURCES COMPANY
                    CONSOLIDATED BALANCE SHEETS
                           (unaudited)

                                       September 30,       December 31,
                                            2007               2006
                                       --------------     -------------
 Assets
   Investments in portfolio securities
    at fair value (cost: $260,870,948
    and $170,863,203, respectively)    $ 267,482,387     $ 172,025,498
   Investments in corporate notes at
    fair value (cost: $11,642,328 and
    $17,681,646, respectively)             8,936,500        15,116,080
   Investments in U.S. Treasury Bills,
    at amortized cost which
    approximates fair value              127,813,642       142,669,579
                                       -------------     -------------
     Total investments                   404,232,529       329,811,157
                                       -------------     -------------

   Cash and cash equivalents               7,084,798        12,334,329
   Accounts receivable                         5,658           452,916
   Interest receivable                     1,340,766         1,400,757
   Prepaid assets                            933,981         1,598,501
                                       -------------     -------------

     Total assets                      $ 413,597,732     $ 345,597,660
                                       =============     =============

 Liabilities and stockholders'
  equity (net assets)
 Current liabilities
   Accounts payable                    $     709,406     $     965,105
   Management and incentive fees
    payable                                2,061,266         1,374,299
   Dividends payable                       6,114,379                --
                                       -------------     -------------
     Total current liabilities             8,885,051         2,339,404
                                       -------------     -------------

 Long-term debt                          151,000,000       100,000,000

                                       -------------     -------------
 Total liabilities                       159,885,051       102,339,404
                                       -------------     -------------

 Commitments and contingencies

 Stockholders' equity (net assets)
   Common stock, $.001 par value,
    250,000,000 shares authorized;
    17,469,654 and 17,422,268 issued
    and 17,469,654 and 17,422,268
    outstanding, respectively                 17,470            17,422
   Paid-in capital in excess of par      245,441,929       244,660,173
   Undistributed net investment
    income (loss)                         (1,722,214)          229,791
   Undistributed net realized capital
    gain (loss)                            6,069,885          (245,859)
   Net unrealized appreciation
    (depreciation) of portfolio
    securities and corporate notes         3,905,611        (1,403,271)
                                       -------------     -------------

     Total stockholders' equity (net
      assets)                            253,712,681       243,258,256
                                       -------------     -------------

 Total liabilities and stockholders'
  equity (net assets)                  $ 413,597,732     $ 345,597,660
                                       =============     =============

 Net asset value per share             $       14.52     $       13.96
                                       =============     =============

                    NGP CAPITAL RESOURCES COMPANY
               CONSOLIDATED STATEMENTS OF OPERATIONS
                           (unaudited)

                  For the Three Months         For the Nine Months
                   ended September 30,         ended September 30,
                  2007           2006          2007           2006
                ----------    ----------    -----------    -----------
 Investment
  income
  Interest
   income       $9,011,405    $7,379,320    $26,940,522    $18,040,507
  Dividend
   income               --            --         93,710         60,998
  Other
   income           47,960       177,634        245,704        451,261

                ----------    ----------    -----------    -----------
   Total
    investment
    income       9,059,365     7,556,954     27,279,936     18,552,766
                ----------    ----------    -----------    -----------

 Operating
  expenses
  Management
   fees          1,626,857     1,128,304      4,776,860      3,363,428
  Incentive
   fees           (531,889)           --        522,469             --
  Professional
   fees            209,231       186,132        537,813        543,960
  Insurance
   expense         132,423       144,234        397,268        432,823
  Interest
   expense
   and fees      1,737,202       836,067      4,913,624        996,141
  Other
   general and
   administrative
   expenses        627,034       523,084      1,944,690      1,599,028

                ----------    ----------    -----------    -----------
   Total
    operating
    expenses     3,800,858     2,817,821     13,092,724      6,935,380
                ----------    ----------    -----------    -----------

 Net investment
  income         5,258,507     4,739,133     14,187,212     11,617,386

 Net realized
  capital
  gain (loss)
  on portfolio
  securities
  and corporate
  notes           (351,114)     (174,401)     6,315,744       (174,401)

 Net increase
  (decrease)
  in unrealized
  appreciation
  (depreciation)
  on portfolio
  securities
  and corporate
  notes           (712,268)      775,859      5,308,882     (1,730,662)
                ----------    ----------    -----------    -----------

 Net increase
  in stockholders'
  equity (net
  assets)
  resulting
  from
  operations    $4,195,125    $5,340,591    $25,811,838    $ 9,712,323
                ==========    ==========    ===========    ===========

 Net increase
  in stockholders'
  equity (net
  assets)
  resulting
  from operations
  per common
  share         $     0.24    $     0.31    $      1.49    $      0.56
                ==========    ==========    ===========    ===========

 Per Share Data
                   For the Three Months         For the Nine Months
                     ended September 30,        ended September 30,
                    2007           2006         2007           2006
                ----------    ----------    -----------    -----------
 Net asset
  value,
  beginning
  of period     $    14.63    $    13.93    $     13.96    $     14.02
                ----------    ----------    -----------    -----------

 Net asset value
  after initial
  public offering
 Net investment
  income              0.30          0.28           0.82           0.67
 Net realized
  and unrealized
  gain (loss)
  on portfolio
  securities         (0.06)         0.03           0.67          (0.11)
                ----------    ----------    -----------    -----------
 Net increase
  in stockholders'
  equity (net
  assets)
  resulting
  from
  operations          0.24          0.31           1.49           0.56
                ----------    ----------    -----------    -----------

 Net asset
  value before
  dividends          14.87         14.24          15.45          14.58

 Dividends
  declared           (0.35)        (0.25)         (0.93)         (0.59)
                ----------    ----------    -----------    -----------

 Net asset
  value, end
  of period     $    14.52    $    13.99    $     14.52    $     13.99
                ==========    ==========    ===========    ===========

About NGP Capital Resources Company

NGP Capital Resources Company is a closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company's investment portfolio is principally invested in energy related private companies. From time to time, the Company may also invest in public companies. The Company invests primarily in senior secured and mezzanine loans in furtherance of its business plan and in some instances receives equity investments in portfolio companies in connection with such investments. NGP Capital Resources Company is managed by NGP Investment Advisor, LP, an affiliate of NGP Energy Capital Management. NGP Energy Capital Management, based in Irving, Texas, is a leading investment firm with over $5.0 billion of cumulative capital under management since inception, serving all sectors of the energy industry.

The NGP Capital Resources Company logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4362

This press release may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

We may use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, in our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing.

INVESTMENT CONTACT: Please send investment proposals to: NGP Capital Resources Company, John Homier (jhomier@ngpcrc.com), Kelly Plato (kplato@ngpcrc.com), Larry Tharp (ltharp@ngpcrc.com) or Dan Schockling (dschockling@ngpcrc.com), 713-752-0062.

CONTACT:  NGP Capital Resources Company
          Investor Relations:
          Steve Gardner
          (713) 752-0062
          investor_relations@ngpcrc.com